UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

RadTek, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-165526 (Commission File Number)	27-2039490 (I.R.S. Employer Identification No.)

RadTek, Inc. 9900 Corporate Campus Dr. Suite 3000, c/o PEG Louisville, KY 40223 (Address of principal executive offices) (zip code)

(502) 657-6005 (Registrant’s telephone number, including area code)

USChina Taiwan, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2013, USChina Taiwan, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the State of Nevada changing the Company’s name to RadTek, Inc.

In connection with the name change, effective as of April 10, 2013 with FINRA and the SEC the trading symbol for the Company’s common stock, which is quoted on the OTC Bulletin Board/OTCQB, changed from “UCHN” to “RDTK.”

A press release announcing the Company’s name change is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment filed with the State of Nevada on March 18, 2013.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2013	RadTek, Inc.

/s/ Kwang Hyun Kim
Kwang Hyun Kim
President, Secretary and Director